THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (“Third Amendment”) is made as of this 20th day of January, 2016, by and among STARTEK, INC., a Delaware corporation (the “Company”), STARTEK HEALTH SERVICES, INC., a Colorado Corporation (“SHS”) and STARTEK USA, INC., a Colorado Corporation (“SUSA”) (each of the Company, CCI, SHS and SUSA may be referred to herein, individually, as a “Borrower” and, collectively, as “Borrowers”), COLLECTION CENTER, INC., a North Dakota corporation (“CCI”), as a guarantor, EACH LENDER FROM TIME TO TIME PARTY HERETO (collectively, the “Lenders” and individually, a “Lender”), and BMO HARRIS BANK, N.A., as Administrative Agent, Swing Line Lender, and an Letter of Credit Issuer.
WHEREAS, the Administrative Agent, Lenders and Borrowers entered into a certain Credit Agreement dated as of April 29, 2015 as amended by a certain First Amendment to Credit Agreement dated as of June 1, 2015 by and among the Administrative Agent, Lenders and Borrowers and by a certain Second Amendment to Credit Agreement dated as of November 6, 2015 by and among the Administrative Agent, Lenders and Borrowers (said Credit Agreement, as so amended and as amended from time to time hereafter, is referred to as the “Credit Agreement”); and
WHEREAS, the Administrative Agent, Lenders and Borrowers desire to amend certain provisions of the Credit Agreement pursuant to the terms hereof.
NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Agent and Lenders to Borrowers, the parties hereto agree as follows:
1.Definitions. Except as otherwise provided herein, all capitalized terms used herein without definition shall have the meanings contained in the Credit Agreement.
2.Financial Covenants. Sections 8.12(a) and (b) of the Credit Agreement are hereby deleted and the following are inserted in their stead:
“8.12    Financial Covenants.
(a)    Consolidated EBITDA. Permit the Consolidated EBITDA, determined as of (i) the last day of each period listed below most recently ended before the commencement of a Fixed Charge Coverage Trigger Period and (ii) the last day of each period listed below thereafter ending during any Fixed Charge Coverage Trigger Period to be less than the amount set forth opposite such period:

1

Period	Amount
One month ending October 31, 2015	$709,000
Two months ending November 30, 2015	$1,299,000
Three months ending December 31, 2015	$2,090,000
Four months ending January 31, 2016	$2,381,000
Five months ending February 29, 2016	$3,359,000
Six months ending March 31, 2016	$4,867,000
Seven months ending April 30, 2016	$5,260,000
Eight months ending May 31, 2016	$5,702,000
Nine months ending June 30, 2016	$6,650,000
Ten months ending July 31, 2016	$7,267,000
Eleven months ending August 31, 2016	$8,619,000
Twelve months ending September 30, 2016	$9,335,000
Twelve months ending October 31, 2016	$9,753,000
Twelve months ending November 30, 2016	$10,570,000
Twelve months ending December 31, 2016	$11,346,000

For purposes of this Minimum Consolidated EBITDA covenant only, the amount of restructuring and/or impairment charges added back to Consolidated Net Income pursuant to clause (g) of the definition of Consolidated EBITDA, for the fourth quarter of 2015, shall not exceed $1,000,000.
(b)    Consolidated Fixed Charge Coverage Ratio. With respect to Measurement Periods ending on or after January 31, 2017, permit the Consolidated Fixed Charge Coverage Ratio, determined as of (i) the last day of the Measurement Period most recently ended before the commencement of a Fixed Charge Coverage Trigger Period and (ii) the last day of each Measurement Period thereafter ending during any Fixed Charge Coverage Trigger Period to be less than 1.10 to 1.00 for such Measurement Period.
3.Conditions Precedent. This Third Amendment shall become effective when Borrowers, the Administrative Agent and Lenders shall have executed and delivered to each other this Third Amendment.

4.Governing Law. This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to the principles thereof relating to conflict of laws.

5.Execution in Counterparts. This Third Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement. Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy or electronically (such as PDF) shall be effective as delivery of a manually executed counterpart of this Third Amendment.

6.Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Credit Agreement shall remain in full force and effect.

(Signature Page Follows)

(Signature Page to Third Amendment to Credit Agreement)
IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be duly executed as of the date first above written.

By:	Borrowers: STARTEK, INC., a Delaware Corporation /s/ Chad A. Carlson
Chad A. Carlson President and Chief Executive Officer

By:	STARTEK HEALTH SERVICES, INC., a Colorado Corporation /s/ Chad A. Carlson
Chad A. Carlson President and Chief Executive Officer

By:	STARTEK USA, INC., a Colorado Corporation /s/ Chad A. Carlson
Chad A. Carlson President and Chief Executive Officer

By:	GUARANTOR: COLLECTION CENTER, INC., a North Dakota Corporation /s/ Doug Tackett
Doug Tackett Secretary

ADMINISTRATIVE AGENT:	BMO HARRIS BANK N.A., as Administrative Agent
By:	/s/ Quinn Heiden
Quinn Heiden Director

LENDERS:	BMO HARRIS BANK N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Quinn Heiden
Quinn Heiden Director

3